UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 15, 2009

MMR INFORMATION SYSTEMS, INC.
 (Exact Name of Registrant as Specified in Charter)

DELAWARE	000-51134	33-0892797
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

468 NORTH CAMDEN DRIVE, 2nd FLOOR BEVERLY HILLS, CA		90210
(Address of Principal Executive Offices)		(Zip Code)

(310) 476-7002
 (Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry Into a Material Definitive Agreement.

Investment Agreement

On September 15, 2009, MMR Information Systems, Inc., a Delaware corporation (the "Company"), entered into an Investment Agreement ("Investment Agreement") with Dutchess Equity Fund, L.P. (the "Investor"). Pursuant to the Investment Agreement, the Investor committed to purchase up to $8,000,000 of the Company's common stock, over the course of sixty months (the "Equity Line Financing"). The Company may draw on the facility from time to time, as and when it determines appropriate in accordance with the terms and conditions of the Investment Agreement. A maximum of 100 million shares may be issued under the equity line, at per share prices set at ninety-four percent (94%) of the lowest closing best bid of the Company's common stock during the five (5) consecutive trading day period beginning on the trading day immediately following the date of delivery of the applicable put notice (such five-day period, the "Pricing Period").

The maximum amount that the Company is entitled to put in any one notice ("Put") is the greater of (i) 200% of the average daily volume (U.S. market only) of the common stock for the three (3) trading days prior to the date of delivery of the applicable put notice, multiplied by the average of the closing prices for such trading days or (ii) $150,000. The purchase price shall be set at ninety-four percent (94%) of the lowest closing best bid of the Company's common stock during the Pricing Period. However, if, on any trading day during a Pricing Period, the daily volume weighted average price of the common stock is lower than the floor price specified by the Company in the put notice, then the Company reserves the right, but not the obligation, to withdraw that portion of the put amount for each such trading day during the Pricing Period, with only the balance of such put amount above the minimum acceptable price being put to the Investor. There are put restrictions applied on days between the put notice date and the closing date with respect to that particular Put. During such time, the Company shall not be entitled to deliver another put notice.

The Investor will not be obligated to purchase shares if the Investor's total number of shares beneficially held would exceed 4.99% of the number of shares of the Company's common stock as determined in accordance with Rule 13d-1 of the Securities Exchange Act of 1934, as amended. In addition, the Company is not permitted to draw on the facility unless there is an effective registration statement (as further explained below) to cover the resale of the shares.

The Investment Agreement further provides that each of Dutchess and the Company is entitled to customary indemnification from the other for any losses or liabilities it suffers as a result of any breach by the other any provisions of the Investment Agreement or Registration Rights Agreement (as defined below), or as a result of any lawsuit brought by a third-party arising out of or resulting from the other party's execution, delivery, performance or enforcement of the Investment Agreement or the Registration Rights Agreement.

The Investment Agreement also contains representations and warranties of each of the Company and the Investor. The assertions embodied in those representations and warranties were made for purposes of the Investment Agreement and are subject to qualifications and limitations agreed to by the respective parties in connection with negotiating the terms of the Investment Agreement. In addition, certain representations and warranties were made as of a specific date, may be subject to a contractual standard of materiality different from what a stockholder or investor might view as material, or may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts. Investors should read the Investment Agreement together with the other information concerning the Company that the Company publicly files in reports and statements with the Securities and Exchange Commission (the "SEC").

Registration Rights Agreement

Pursuant to the terms of a Registration Rights Agreement ("Registration Rights Agreement") dated September 15, 2009, between the Company and the Investor, the Company is obligated to file one or more registration statements with the SEC to register the resale by the Investor of shares of common stock issued or issuable under the Investment Agreement within 30 days after the closing date. In addition, the Company is obligated to use all commercially reasonable efforts to have the initial registration statement declared effective by the SEC within 120 days after the closing date.

In connection with the preparation of the Investment Agreement and the Registration Rights Agreement, the Company paid Dutchess a document preparation fee in the amount of $5,000, and issued Dutchess 230,800 shares of common stock, which equaled $30,000 worth of common stock based on the closing sales price of the Company's common stock on August 13, 2009, the execution date of the non-binding term sheet with Dutchess.

The foregoing description of each of the Investment Agreement and the Registration Rights Agreement is qualified in its entirety by reference to the full text of the Investment Agreement and the Registration Rights Agreement, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference. In addition, a copy of the press release announcing the Equity Line Financing is attached hereto as Exhibit 99.1 and is hereby incorporated by this reference.

Forward-Looking Statements

Any statements contained in this report that refer to future events or other non-historical matters are forward-looking statements. The Company disclaims any intent or obligation to update any forward-looking statements. These forward-looking statements are based on the Company's reasonable expectations as of the date of this report and are subject to risks and uncertainties that could cause actual results to differ materially from current expectations. The equity line financing remains subject to various risks and uncertainties related to changes in the Company's business prospects, results of operations or financial condition, and such other risks and uncertainties as detailed from time to time in the Company's public filings with the SEC.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Investment Agreement, dated September 15, 2009, by and between MMR Information Systems, Inc. and Dutchess Equity Fund, LP.
10.2	Registration Rights Agreement, dated September 15, 2009, by and between MMR Information Systems, Inc. and Dutchess Equity Fund, LP.
99.1	Press release issued on September 15, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   September 15, 2009

MMR INFORMATION SYSTEMS, INC. By: /s/ ROBERT H. LORSCH Name: Robert H. Lorsch Title: Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Investment Agreement, dated September 15, 2009, by and between MMR Information Systems, Inc. and Dutchess Equity Fund, LP. Also provided in PDF format as a courtesy.
10.2	Registration Rights Agreement, dated September 15, 2009, by and between MMR Information Systems, Inc. and Dutchess Equity Fund, LP. Also provided in PDF format as a courtesy.
99.1	Press release issued on September 15, 2009. Also provided in PDF format as a courtesy.